                                                                    Exhibit 99.1

                                National City(R)

                                    UNAUDITED
                   MID-QUARTER UPDATE TO FINANCIAL SUPPLEMENT
                                  MAY 31, 2003




                                TABLE OF CONTENTS

REVIEW OF FINANCIAL TRENDS                                               2
CONSOLIDATED SELECTED AVERAGE BALANCES                                   3
CAPITALIZATION                                                           3
CONSUMER AND SMALL BUSINESS FINANCIAL
  SERVICES PERFORMANCE MEASURES                                          4
MORTGAGE BANKING STATISTICS                                              4

NATIONAL CITY CORPORATION
REVIEW OF FINANCIAL TRENDS

The following paragraphs contain certain forward-looking statements (as defined in the Private Securities Litigation Reform Act of 1995), which reflect management's beliefs and expectations based on information currently available. These forward-looking statements are inherently subject to significant risks and uncertainties, including changes in general economic and financial market conditions, the ability to effectively carry out business plans, changes in regulatory or legislative requirements, changes in competitive conditions, continuing consolidation in the financial services industry, and pending or threatened litigation. Although management believes the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially.

GENERAL

The overall economic environment remains soft. Record low interest rates continue to stimulate extraordinarily strong mortgage loan production, especially refinancing of existing mortgages. Deposit growth trends continue to be positive, as do consumer loan volume trends. Commercial and commercial real estate loan volumes, on a generally rising trend since the beginning of the year, have tended to reflect gains in market share rather than growth in the overall market. Credit quality remains relatively stable.

EARNING ASSETS, NET INTEREST MARGIN, AND NET INTEREST INCOME

The balance of loans held for sale in the mortgage warehouse is expected to attain record levels in the second quarter, driven by strong mortgage production. The earnings on mortgage loans held for sale, aided by the steep yield curve, will likely drive overall net interest income to record or near-record levels. Portfolio loans continue to show strong growth in the areas of residential real estate and home equity loans, while the commercial and other consumer portfolios have grown more slowly. The decline in commercial and commercial real estate average loan balances in May reflects payoffs of several specific credits, some seasonal in nature, and is not considered indicative of a change in fundamental trends. Deposit volumes are strong, but low interest rates continue to compress deposit spreads. Overall, a slight decline in net interest margin is expected in the second quarter.

NONINTEREST INCOME AND EXPENSE

No unusual trends are evident in major fee income categories. Mortgage banking revenues are benefiting from strong production and sales, while asset management fees have benefited from recent strength in the equity markets.

No unusual trends are evident in major expense categories. Incentive compensation costs continue to reflect strong mortgage banking activity.

CREDIT QUALITY

Levels of nonperforming and other problem assets have remained relatively stable, and no major changes are anticipated. Loan charge-offs are expected to decline somewhat in the second quarter and in subsequent quarters. However, in the absence of anticipated positive trends in the economy, the potential exists for both loan losses and nonperforming loans to continue at somewhat elevated levels for the year, contrary to original expectations, which were based on a fundamentally improving economic scenario.

CAPITAL

Capital ratios are expected to remain fairly stable in the second quarter, with both tangible equity and total assets growing from first quarter levels. The Corporation has not repurchased any of its shares this quarter.

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                   MID-QUARTER UPDATE TO FINANCIAL SUPPLEMENT
                     CONSOLIDATED SELECTED AVERAGE BALANCES
                                ($ in millions)

                                                                     MAY           APRIL          MARCH        FEBRUARY
                                                                     2003           2003           2003          2003
                                                                   -------        -------        -------       --------
ASSETS
--------------------------------------------------------------
  AVAILABLE FOR SALE SECURITIES, AT COST                           $ 7,421        $ 7,850        $ 8,080        $ 8,345

  PORTFOLIO LOANS:

    Commercial                                                     $24,269        $24,936        $24,799        $24,589
    Real estate - commercial                                         9,453          9,508          9,496          9,397
    Real estate - residential                                       22,525         22,048         21,787         20,931
    Home equity lines of credit                                      8,771          8,514          8,306          8,156
    Credit card and other unsecured lines of credit                  2,083          2,055          2,039          2,025
    Other consumer                                                   7,828          8,047          7,812          8,034
                                                                   -------        -------        -------        -------
      TOTAL PORTFOLIO LOANS                                        $74,929        $75,108        $74,239        $73,132
                                                                   -------        -------        -------        -------

  LOANS HELD FOR SALE OR SECURITIZATION:

    Commercial                                                     $    13        $    13        $    13        $    15
    Mortgage                                                        24,337         22,799         21,393         22,251
                                                                   -------        -------        -------        -------
      TOTAL LOANS HELD FOR SALE OR SECURITIZATION                  $24,350        $22,812        $21,406        $22,266
                                                                   -------        -------        -------        -------

LIABILITIES
--------------------------------------------------------------
  DEPOSITS:

    Noninterest bearing                                            $17,537        $17,385        $16,061        $15,728
    NOW and money market accounts                                   25,003         24,730         24,060         23,375
    Savings accounts                                                 2,448          2,442          2,441          2,449
    Consumer time                                                   13,998         14,116         14,264         14,466
                                                                   -------        -------        -------        -------
      CORE DEPOSITS                                                 58,986         58,673         56,826         56,018
    Other                                                            3,402          3,176          3,307          3,569
    Foreign                                                          8,612          6,498          6,250          6,001
                                                                   -------        -------        -------        -------
      TOTAL DEPOSITS                                                71,000         68,347         66,383         65,588
  Federal funds borrowed and security repurchase agreements         11,420         12,783         12,169         12,841
  Borrowed funds                                                     1,304          1,670          1,731          2,249
  Long-term debt and capital securities                             22,995         23,021         23,063         22,976

MEMO:

Noninterest bearing mortgage banking principal and
  interest (P&I) balances                                          $ 4,741        $ 4,599        $ 3,681        $ 3,510
Noninterest bearing mortgage banking taxes and
  insurance (T&I) balances                                             954            909            816            750
Noninterest bearing deposits excluding P&I and T&I balances         11,842         11,877         11,564         11,468
Core deposits excluding P&I and T&I balances                        53,291         53,165         52,329         51,758



                          CAPITALIZATION (PERIOD END)
                      (In millions, except per share data)

                                                                     MAY           APRIL          MARCH        FEBRUARY
                                                                     2003           2003           2003          2003
                                                                   -------        -------        -------       --------
COMMON STOCK REPURCHASE ACTIVITY
--------------------------------------------------------------
Number of common shares repurchased                                     --             --            1.1             .2
Average price per share of repurchased common shares                    --             --        $ 27.30        $ 26.93
Total cost                                                              --             --        $  31.1        $   5.2
Common shares remaining under authorization                           37.9           37.9           37.9           39.0

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                   MID-QUARTER UPDATE TO FINANCIAL SUPPLEMENT
                          CONSUMER AND SMALL BUSINESS
                    FINANCIAL SERVICES PERFORMANCE MEASURES

                                                                     MAY           APRIL          MARCH        FEBRUARY
                                                                     2003           2003           2003          2003
                                                                   -------        -------        -------       --------
DEPOSIT ACCOUNT METRICS (PERIOD-END)
--------------------------------------------------------------
PERSONAL DEPOSITS:
Number of accounts (in thousands):
     Noninterest bearing checking                                    1,589          1,581          1,574          1,568
     Interest bearing checking                                         692            688            682            675
     Money market savings                                              445            442            438            432
     Regular savings                                                   859            863            871            876
                                                                  --------       --------       --------       --------
          TOTAL PERSONAL DEPOSIT ACCOUNTS                            3,585          3,574          3,565          3,551
                                                                  ========       ========       ========       ========

Average account size:
     Noninterest bearing checking                                 $  1,891       $  1,931       $  1,917       $  1,867
     Interest bearing checking                                      10,658         10,627         10,234          9,892
     Money market savings                                           29,850         29,677         29,531         29,345
     Regular savings                                                 2,540          2,527          2,496          2,446
                                                                  --------       --------       --------       --------
          TOTAL AVERAGE ACCOUNT SIZE                              $  7,210       $  7,177       $  7,039       $  6,879
                                                                  ========       ========       ========       ========

BUSINESS DEPOSITS:

Number of accounts (in thousands)                                      294            290            286            281
Average account size                                              $ 20,655       $ 20,543       $ 20,532       $ 20,836

TIME DEPOSITS:

Number of accounts (in thousands)                                      862            872            882            892
Average account size                                              $ 15,722       $ 15,668       $ 15,653       $ 15,704

LOAN PRODUCTION METRICS (# OF LOANS)
--------------------------------------------------------------
Home equity installment loan originations                            5,682          4,296          4,655          3,851
Home equity line of credit originations                              9,857          9,295          7,036          6,264
                                                                  --------       --------       --------       --------
     TOTAL HOME EQUITY LOAN ORIGINATIONS*                           15,539         13,591         11,691         10,115
                                                                  ========       ========       ========       ========

BANK BRANCHES AND OTHER
--------------------------------------------------------------
Total bank branches                                                  1,131          1,136          1,139          1,139
ATMs                                                                 1,597          1,597          1,607          1,607
Online banking customers                                           640,523        621,538        599,411        578,653

* Excludes home equity loans generated by the National Consumer Finance line of business


                          MORTGAGE BANKING STATISTICS
                                ($ in millions)

                                                                     MAY           APRIL          MARCH        FEBRUARY
                                                                     2003           2003           2003          2003
                                                                   -------        -------        -------       --------
APPLICATION DATA
--------------------------------------------------------------
National City Mortgage Co. (NCMC)                                 $ 21,374       $ 15,131       $ 18,361       $ 13,511
First Franklin*                                                      2,858          2,672          2,244          2,450
                                                                  --------       --------       --------       --------
   TOTAL APPLICATIONS                                             $ 24,232       $ 17,803       $ 20,605       $ 15,961
                                                                  ========       ========       ========       ========

PRODUCTION DATA
--------------------------------------------------------------
NCMC:

     Retail                                                       $  4,371       $  4,626       $  3,975       $  3,279
     Wholesale                                                       5,446          6,350          5,372          4,263
                                                                  --------       --------       --------       --------
     Total NCMC originations                                         9,817         10,976          9,347          7,542
First Franklin originations                                            746            782            680            350
                                                                  --------       --------       --------       --------
   TOTAL LOANS ORIGINATED FOR SALE                                $ 10,563       $ 11,758       $ 10,027       $  7,892
                                                                  ========       ========       ========       ========

MEMO:

Total First Franklin loan orginations                             $  1,449       $  1,359       $  1,280       $  1,105

LOAN SALES
--------------------------------------------------------------
NCMC                                                              $  8,472       $  9,360       $  8,968       $  7,751
First Franklin                                                         117            548            572            617
                                                                  --------       --------       --------       --------
   TOTAL MORTGAGE LOAN SALES                                      $  8,589       $  9,908       $  9,540       $  8,368
                                                                  ========       ========       ========       ========

SERVICING DATA
--------------------------------------------------------------
Total mortgage loans serviced for third parties                   $117,493       $114,204       $112,358       $108,638

* Represents First Franklin applications for both loans originated for sale and to be held in portfolio